UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 4, 2004
                                ----------------
                                (Date of Report)


                             ACL SEMICONDUCTORS INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                  000-50140               16-1642709
           --------                  ---------               ----------
 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)


              B24-B27,1/F., BLOCK B, PROFICIENT INDUSTRIAL CENTRE,
                      6 WANG KWUN ROAD, KOWLOON, HONG KONG
              ----------------------------------------------------
                    (Address of principal executive offices)


                                 (852) 2799-1996
                                 ---------------
              (Registrant's telephone number, including area code)

This is Amendment No.1 to the Current Report on Form 8-K dated October 15, 2003 and filed with the Securities and Exchange Commission on October 16, 2003 (the "Original Filing"), for the purpose of filing financial statements and pro forma financial information. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a)    Financial information

                     Atlantic Components Limited Financial Statements for the years ended December 31, 2002 and December 31, 2001 with independent auditors' report (including Balance Sheets, Statements of Operations, Statements of Stockholders' Deficit, Statements of Cash Flows, and Notes to Financial Statements ) (filed as Exhibit 99.1 hereto).

              (b)    Pro forma financial information

                     Unaudited Pro Forma Condensed Financial Statements of ACL Semiconductors Inc. (formerly Print Data Corp.) and Atlantic Components Ltd. (including Balance Sheet, Statement of Operations and Notes to Financial Statements) as of and for the year ended December 31, 2002 (filed as Exhibit 99.2 hereto).


              (c)    Exhibits

                     Exhibit 99.1 Atlantic Components Limited Financial Statements for the years ended December 31, 2002 and December 31, 2001 with independent auditors' report (including Balance Sheets, Statements of Operations, Statements of Stockholders' Deficit, Statement of Cash Flows, and Notes to Financial Statements).

                     Exhibit 99.2 Unaudited Pro Forma Condensed Combined Financial Statements of ACL Semiconductors Inc. (formerly Print Data Corp.) and Atlantic Components Ltd. (including Condensed Combined Balance Sheet and Condensed Combined Statement of Operations) as of and for the year ended December 31, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  FEBRUARY 4, 2004

                                       ACL SEMICONDUCTORS INC.



                                       By: /S/ CHUNG-LUN YANG
                                           ---------------------------------
                                            Name:  Chung-Lun Yang
                                            Title: Chief Executive Officer